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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         February 6, 2007
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                            THE X-CHANGE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             NEVADA                      002-41703               90-0156146
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  (State of Other Jurisdiction          (Commission             (IRS Employer
        of Incorporation)              File Number)          Identification No.)


        710 CENTURY PARKWAY, ALLEN, TX                              75013
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   (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:         (972) 747-0051
                                                     ---------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective February 6, 2007, Mr. Robert Barbee has resigned as a Director of the X-Change Corporation (the "Company"). Mr. Barbee's resignation as a director was not related to any disagreement with the Company regarding any matter related to the Company's operations, policies or practices. The Board of Directors of the Company has appointed H. David Friedman to fill the vacancy created by the resignation of Mr. Barbee.

A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 7.01.  REGULATION FD DISCLOSURE.

         A copy of the press release announcing the resignation of Mr. Barbee and appointment of Mr. Friedman as a Director of the Company is attached as
Exhibit 99.1 and is hereby incorporated by reference to this Item 7.01.

         The information in the press release is being furnished pursuant to
Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      EXHIBIT

                  Exhibit No.               Description
                  -----------               -----------

                  99.1 Press Release, dated February 12, 2007, announcing the resignation of Robert Barbee and appointment of
                             H. David Friedman as a Director of the Company.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE X-CHANGE CORPORATION


Date:    February 12, 2007                By:     /s/ Scott R. Thompson
       ------------------------                ---------------------------------
                                          Name:   Scott R. Thompson
                                          Title:  Chief Financial Officer